SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 4, 2005

Lake Area Corn Processors, LLC

(Exact name of registrant as specified in its charter)

South Dakota	0-50254	46-0460790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34 P.O. Box 100 Wentworth, South Dakota		57075
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 483-2676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement.

On June 6, 2005, Dakota Ethanol, LLC, the registrant’s majority-owned subsidiary, elected not to renew its Management Agreement with Broin Management, LLC, its Ethanol Marketing Contract with Ethanol Products, LLC, its Distiller’s Grains Marketing Contract with Broin Enterprises, Inc. d/b/a Dakota Gold Marketing, and its Corn Price Risk Management Contract with Broin Management, LLC. Since June 6, 2005, Dakota Ethanol and Broin Management, Ethanol Products and Broin Enterprises have been negotiating the effective termination of these contracts prior to the expiration dates set forth in the contracts. On September 29, 2005, Dakota Ethanol and Broin Management agreed that Broin Management would no longer provide any future services under the Management and Corn Price Risk Management agreements after September 30, 2005, but that Dakota Ethanol would continue to pay Broin Management the fees that would have been earned from September 30, 2005 to the expiration of each contract.

On November 4, 2005, Dakota Ethanol, Ethanol Products and Broin Enterprise concluded negotiations on the Ethanol and Distiller’s Grains Marketing Contracts.  With respect to the Ethanol Marketing Contract, Dakota Ethanol and Ethanol Products agreed to a termination date of December 31, 2005.  In exchange for terminating the contract prior to the scheduled expiration date of September 1, 2006, Dakota Ethanol agreed to pay Ethanol Products a sum of $435,050. Of this sum, Dakota Ethanol will receive a credit of $200,000, the credit representing the amount Ethanol Products will pay Dakota Ethanol for redeeming Dakota Ethanol’s Class B Membership Interest in Ethanol Products under a separate redemption agreement. The balance, $235,050, is required to be paid on or before December 31, 2005.  After December 31, 2005, all ethanol marketing services will be assumed by a third party company with which Dakota Ethanol contracts. A copy of the termination and redemption agreements will be filed as an exhibit to the registrant’s next periodic report.

With respect to the Distiller’s Grains Marketing Contract, Dakota Ethanol and Broin Enterprises agreed to a termination date of December 1, 2005. In exchange for terminating the contract prior to the scheduled expiration date of September 1, 2006, Dakota Ethanol agreed to pay Broin Enterprises a sum of $214,539, to be paid no later than November 30, 2005. After December 1, 2005, all distiller’s grains marketing services will be assumed by a third party company with which Dakota Ethanol contracts. A copy of the termination agreement will be filed as an exhibit to the registrant’s next periodic report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

Dated: November 10, 2005	By:	/s/ Douglas Van Duyn
Douglas Van Duyn, Chief Executive Officer